UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
March 8, 2004
(Date of earliest event reported)

Callon Petroleum Company

(Exact name of registrant as specified in its charter)

Delaware	001-14039	64-0844345
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

200 North Canal St.
Natchez, Mississippi 39120
(Address of principal executive offices, including zip code)

(601) 442-1601
(Registrant’s telephone number, including area code)

Item 5. Other Events
Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure
Item 12. Results of Operations and Financial Condition
SIGNATURES
Exhibit Index
Press Release dated March 8, 2004
Press Release dated March 8, 2004
Press Release dated March 9, 2004
Press Release dated March 9, 2004

Item 5. Other Events

Item 7. Financial Statements and Exhibits

     Exhibits

Exhibit Number	Title of Document
99.1	Press release dated March 8, 2004, announcing the company’s independent reserve engineer’s estimates of oil and gas reserves as of December 31, 2003.

99.2	Press release dated March 8, 2004, providing an update to the company’s current drilling activities.

99.3	Press release dated March 9, 2004, reporting the results of operations for both the three-month period and year ended December 31, 2003.

99.4	Press release dated March 9, 2004, announcing guidance information for both the first quarter and full year 2004.

Item 9. Regulation FD Disclosure

     On March 8, 2004, Callon Petroleum Company issued the press release attached as Exhibit 99.2 which provided an update to the company’s current drilling activities.

     On March 9, 2004, Callon Petroleum Company issued the press release attached as Exhibit 99.4 announcing guidance information for both the first quarter and full year 2004.

Item 12. Results of Operations and Financial Condition

     On March 8, 2004, Callon Petroleum Company issued the press release attached as Exhibit 99.1 announcing the company’s independent reserve engineer’s estimates of oil and gas reserves as of December 31, 2003.

     On March 9, 2004, Callon Petroleum Company issued the press release attached as Exhibit 99.3 reporting the results of operations for both the three-month period and year ended December 31, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
March 11, 2004	By:	s/s John S. Weatherly
John S. Weatherly
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Title of Document
99.1	Press release dated March 8, 2004, announcing the company’s independent reserve engineer’s estimates of oil and gas reserves as of December 31, 2003.

99.2	Press release dated March 8, 2004, providing an update to the company’s current drilling activities.

99.3	Press release dated March 9, 2004, reporting the results of operations for both the three-month period and year ended December 31, 2003.

99.4	Press release dated March 9, 2004, announcing guidance information for both the first quarter and full year 2004.